UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 14, 2013

eLayaway, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-148516	20-8235863
(Commission File Number)	(IRS Employer Identification No.)

1650 Summit Lake Dr., Suite 103, Tallahassee, FL	32817
(Address of Principal Executive Offices)	(Zip Code)

(850) 583-5019
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 13, 2013, Bruce Harmon resigned as the chief financial officer and as a director of the Company. Mr. Harmon has decided to pursue other opportunities. There were no disagreements between the Company and Mr. Harmon. Sergio Pinon, chief executive officer of the Company, will assume the responsibilities of interim chief financial officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

eLAYAWAY, INC.

Date: August 14, 2013	By:	/s/ Sergio A. Pinon
Sergio A. Pinon
Chief Executive Officer

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